Commitments and Contingencies	9 Months Ended	12 Months Ended
	Mar. 31, 2021	Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies:
15.	Commitments and Contingencies:

The Company has entered into certain consulting agreements which carry commitments to pay advisors and consultants should certain events occur. An agreement is in place with one Company Advisor that calls for total compensation over the four year Advisor Agreement of 500,000 warrants with an exercise price of $.15 of which 450,000 have vested, should the advisor complete the entire term of the engagement, the remaining 50,000 warrants would vest on July 24, 2021. These warrants were all accounted for in Fiscal 2020.

CEO Sean Folkson has a twelve-month consulting agreement which went into effect on February 4, 2021, which will reward him with bonuses earned of 1,000,000 warrants at a strike price of $.50 when the Company records its first quarter with revenues over $1,000,000, an additional 3,000,000 warrants with a $.50 strike price when the Company records its first quarter with revenues over $3,000,000, and an additional 3,000,000 warrants with a $1 strike price when the Company records its first quarter with revenues over $5,000,000. Folkson will also be awarded warrants with a strike price of $.50 should the Company exceed $500,000 in non-traditional retail channel revenue during the Term of the Agreement, and should the company enter into a product development or distribution partnership with a multi-national food & beverage conglomerate during his Agreement. As of March 31, 2021, those conditions were not met and therefore nothing was accrued related to this arrangement.

18.	Commitments and Contingencies	●	As of June 30, 2020 and 2019, the Company has no material commitments or contingencies.

		●	Litigation: From time to time, we may become involved in various lawsuits and legal proceedings, which arise, in the ordinary course of business. However, litigation is subject to inherent uncertainties, and an adverse result in these or other matters may arise from time to time that may harm our business. We are not aware of any such legal proceedings that we believe will have, individually or in the aggregate, a material adverse effect on our business, financial condition or operating results.

		●	Coronavirus (COVID-19): On March 11, 2020, the World Health Organization declared the COVID-19 outbreak to be a global pandemic which continues to spread throughout the U.S. and the globe. In addition to the devastating effects on human life, the pandemic is having a negative ripple effect on the global economy, leading to disruptions and volatility in the global financial markets. Most U.S. states and many countries have issued policies intended to stop or slow the further spread of the disease such as issuing temporary Executive Orders that, among other stipulations, effectively prohibit in-person work activities for most industries and businesses, having the effect of suspending or severely curtailing operations. COVID-19 and the U.S’s response to the pandemic are significantly affecting the economy. There are no comparable events that provide guidance as to the effect the COVID-19 pandemic may have, and, as a result, the ultimate effect of the pandemic is highly uncertain and subject to change. The extent of the ultimate impact of the pandemic on the Company’s operational and financial performance will depend on various developments, including the duration and spread of the outbreak, which cannot be reasonably predicted at this time. Accordingly, while management reasonably expects the COVID-19 outbreak to negatively impact the Company, the related consequences and duration are highly uncertain and cannot be predicted at this time.